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                                                                  Exhibit 10.3


                              CONVERGENCEHEALTH.COM

                           SERIES A-3 PREFERRED STOCK
                            STOCK PURCHASE AGREEMENT

        THIS STOCK PURCHASE AGREEMENT is made as of March 12, 2002, by and between ConvergenceHealth.com, a Nevada corporation ("Company"), and Base Ten Systems, Inc., a New Jersey corporation ("Investor").

        The parties hereby agree as follows:

Section 1.    PURCHASE AND SALE OF STOCK.

1.1     Sale and Issuance of Series A-3 Preferred Stock.

        A. The Company has filed with the Secretary of State of Nevada the Certificate of Designation attached hereto as Exhibit A ("Certificate of Designation") and, as of the Closing (as defined below), has authorized the sale and issuance to the Investor of shares of its Series A-3 Preferred Stock, having the rights, preferences, privileges and restrictions set forth in the Certificate of Designation.

        B. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase upon execution of Amendment No. 1 to the Amended and Restated Agreement and Plan of Merger (the "Amendment") dated March 12, 2002, and the Company agrees to sell and issue to the Investor upon execution of the Amendment, 200,000 shares of the Company's Series A-3 Preferred Stock ("BT Purchase Shares") in exchange for $ 50,000 ("Purchase Price").

1.2 Closing. The purchase and sale of the BT Purchase Shares shall take place at the offices of the Company in Incline Village, Nevada, at or around noon on the date hereof, or at such other time and place as the Company and Investor mutually agree upon orally or in writing (which time and place are designated as the "Closing"). At the Closing the Company shall deliver to the Investor a certificate or certificates representing the BT Purchase Shares against payment of the Purchase Price therefor.

Section 2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted.

2.2 Authorization. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and that certain Investor's Rights Agreement, dated January 18, 2002, by and between the Company and the Investor ("Investor's Rights Agreement"), the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the BT Purchased Shares (and the Common Stock issuable upon conversion of the BT Purchased Shares (collectively, "Securities")) has been taken or will be taken prior to the Closing, and this Agreement and the Investor's Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.
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2.3     Valid Issuance of Preferred and Common Stock. The BT Purchased Shares,
when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein (and the Common Stock issuable upon conversion of the BT Purchased Shares), will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investor's Rights Agreement, and under applicable state and federal securities laws. In the event the Company
(i) pays a dividend in Common Stock or makes a distribution in Common Stock,
(ii) subdivides the outstanding Common Stock into a greater number of shares,
(iii) combines the outstanding Common Stock into a smaller number of shares, or
(iv) increases or decreases the number of shares of Common Stock outstanding by reclassification of the Common Stock (including a recapitalization in connection with a consolidation or merger in which the Company is the continuing corporation), then each BT Purchased Share shall after such dividend, distribution, subdivision, combination, or reclassification (each, a "Corporate Event") be convertible into the number of shares of Common Stock that would have been deliverable upon the conversion of such BT Purchased Share if such BT Purchase Share had been converted into Common Stock immediately prior to such Corporate Event and such Common Stock was then subject to such Corporate Event.

2.4 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except filings, if any, pursuant to the securities laws of the states of residence of the Investor, or such other post-closing filings as may be required.

Section 3. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants that:

3.1 Authorization. The Investor has full power and authority to enter into this Agreement and the Investor's Rights Agreement, and each such Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2 Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Securities will be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same except as contemplated by the Merger Agreement (as defined in the Investor's Rights Agreement). By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

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3.3     Disclosure of Information. The Investor has received all the information it considers necessary or appropriate for deciding whether to purchase the BT Purchased Shares. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the BT Purchased Shares and the business, properties, prospects and financial condition of the Company. The Investor specifically represents that he understands the current precarious financial condition of the Company and is not basing his decision to purchase the BT Purchased Shares upon any potential acquisition or other business transaction that the Company may complete. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

3.4 Investment Experience. The Investor acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the BT Purchased Shares. Investor also represents it has not been organized for the purpose of acquiring the BT Purchased Shares

3.5 Restricted Securities. The Investor understands that the Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with Rule 144 as promulgated by the Securities and Exchange Commission under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

Section 4.    COVENANTS.

4.1 Further Limitations on Disposition. Except for dispositions contemplated by Section 1.11 of that certain Amended and Restated Agreement and Plan of Merger, effective as of January 18, 2002, by and between the Company and the Investor ("Merger Agreement"), and the Amendment, the Investor agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 4 and the Investor's Rights Agreement provided and to the extent this Section and such agreement are then applicable in accordance with their terms, and:

        A. There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

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        B.    (i) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

        C. Notwithstanding the provisions of Paragraphs A and B above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

4.2 Legends. The Investor acknowledges and agrees that the certificates evidencing the Securities may bear one or all of the following legends:

        A. "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

        B. "The shares represented by this certificate may be transferred only in accordance with the terms of the Investor's Rights Agreement by and between the Company and the certain of its designated holders."

        C. Any legend required by the laws of any state having jurisdiction over this transaction.

Section 5.    MISCELLANEOUS.

5.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

5.2 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

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5.3     Governing Law. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents entered into and to be performed entirely within Nevada.

5.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.6 Notices. Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

5.7 Finder's Fee. Except as set forth on Schedule 3.10 of that certain the Amended and Restated Agreement and Plan of Merger executed as of February 1, 2002, effective as of January 18, 2002, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

5.8 Amendments and Waivers. This Agreement may be amended only by a writing signed by the Investor and the Company. No waiver shall be effective unless express, written, and signed by the party against whom it is to be enforced.
5.9 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that if the exclusion of any provision results in a material hardship for any party, then the parties will negotiate in good faith for up to 15 days to effect the intent of this Agreement; and if the parties are unable to agree on replacement provisions that are enforceable, then either party may terminate this Agreement immediately upon written notice to the other party.

5.10 Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED UNDER ANY STATE LAW, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION UNDER APPLICABLE LAW. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

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5.11    Entire Agreement. This Agreement, the Investor's Rights Agreement, the
provisions of Section 1.11 of the Merger Agreement and the Amendment constitute the entire agreement among the parties with respect to their subject matter, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                         CONVERGENCEHEALTH.COM



                                         By: _________________________________
                                         Name:  Byron Gehring
                                         Title:   CEO and Chairman



                                         BASE TEN SYSTEMS, INC.
Number of Series A-3 Shares:
200,000

Purchase Price: $ 50,000                 _____________________________________
                                         Name:    Kenneth W. Riley
                                         Title:   Chief Financial Officer























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